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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 7, 2001
                                                --------------------------

                            VOICEFLASH NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                       0-24283                   65 0623427
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


           6401 Congress Avenue, Suite 250, Boca Raton, Florida 33487
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code        (561) 994-3223
                                                      -------------------------


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         0n July 7, 2001, VoiceFlash Networks, Inc.'s subsidiary, Bristol Retail Solutions Inc., and its four operating subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (Los Angeles) Case Nos. LA01-30867-VZ, LA01-30872-VZ, LA01-30885-VZ, LA01-30893-VZ
and LA01-30896-VZ).

         Bristol Retail Solutions, Inc. merged with and into a wholly-owned subsidiary of VoiceFlash Networks, Inc. on June 28, 2001.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.
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           (99)           Press Release dated July 9, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VOICEFLASH NETWORKS, INC.


                                       By: /s/ Lawrence Cohen
                                           -------------------------------------
                                           Lawrence Cohen, Chairman

DATED: July 11, 2001




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